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                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement No. 333-56281 and in the Post-Effective Amendment No. 1 to Registration Statement No. 333-29129 on Form S-8 of our report dated June 12, 1996, with respect to the consolidated financial statements of Artecon, Inc. included in this Annual Report (Form 10-K) for the year ended March 31, 1998.



                                        /s/ ERNST & YOUNG



San Diego, California
June 26, 1998